Dreyfus
Variable
Investment Fund,
Balanced Portfolio
Annual Report



December 31, 1997

Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this performance report for the Dreyfus Variable Investment Fund -- Balanced Portfolio for the eight months ended December 31, 1997. Since the Fund's inception on May 1, 1997 through the end of its fiscal year, December 31, 1997, your Portfolio provided returns in excess of its investment benchmark and produced a total return of 18.48%,* which compares with a total return of 16.22% for the Hybrid Index (discussed below) over the same time period.**

   Because the Fund is composed of fixed income securities as well as equities, we measure ourselves against a Hybrid Index composed 60% of the Standard & Poor's 500 Composite Stock Price Index, measuring only common stocks, and 40% of the Lehman Brothers Intermediate Government Corporate Bond Index. For the same eight-month period, the Portfolio's stock component outperformed the market with a total return of 25.64% compared to the Standard & Poor's 500 Composite Stock Price Index, which had a total return of 22.55%.** The Portfolio's fixed income holdings had a total return of 6.95% compared to 6.74% for the Lehman Brothers Intermediate Government Corporate Bond Index.** The stock component of the Portfolio varied between more than 60% early in the year to less than 45% later.

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year-end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product ("GDP") grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong, although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

MARKET OVERVIEW

   By virtually every measurement, 1997 was a historically favorable year for stocks. The 12-month gains, despite setbacks along the way, were impressive. However, the year ended on a note of uncertainty with no assurance that the gains of 1997 could be repeated in 1998.

   Index figures (price changes only, without including income) tell the story:
For the 12 months ended December 31, 1997, the Dow Jones Industrial Average
(DJIA) rose by 22.64%, the broader Standard & Poor's 500 Stock Index was up 31.01%, the Nasdaq Composite up 21.64% and the Russell 2000, representing small capitalization stocks, gained 20.52%.

   The economic background, at least until October when Asia's troubles surfaced, was clearly favorable. So much so that economic commentators talked of the "Goldilocks economy" -- not too hot and not too cold. Unemployment was low, industrial production and other output measures continued to grow, yet price and wage inflation were not problems. By the end of the year, there was even talk that the next economic problem might be a touch of deflation.

   The market began the year by rebounding from earlier weakness. The signs in the market and the economy were so bullish that Chairman Alan Greenspan of the Fed warned against "irrational exuberance," then followed that up on March 25 with an increase in short-term interest rates. That cooled off the stock market temporarily, but not for long. By early August, major stock market averages reached all-time record highs.

   As summer turned into autumn, however, doubts began to appear. There were worries about the profit outlook and worries that inflation might resume. The biggest negative influences, however, were the financial setbacks in Asia, starting with Thailand, Malaysia, the Philippines, Hong Kong and Indonesia, then spreading to South Korea and Japan. This raised questions for American investors about how our export orders might be affected, how the profits of U.S. multinationals would fare, and whether devaluation of Asian currencies would cause a flood of cheaper imported goods into the U.S.

   In view of these unsettling questions, it was impressive that the damage to U.S. stocks by year-end was comparatively limited. On October 27, the DJIA sank to 7161.15, a one-day loss of 7.18%, the worst since the big market sinking spell of ten years earlier. Yet by the end of the year, the Dow had bounced back to 7908.25, with other major indexes and averages following suit.

   For much of the year, large capitalization companies were in favor, though small caps staged an impressive rally in midyear. Among the best-performing industry groups were banks and other financial stocks, broadcasting, advertising, airlines, home construction and trucking. Consumer software, precious metals (particularly gold) and heavy industrial materials were among the laggards.

   During the year, mergers and acquisitions were the driving force for some key stocks, particularly in the communications, finance and broadcasting industries. The merger pace was such that it seemed likely to carry over into 1998.

   The boom of 1997 gave rise to such terms as "new era" and "new paradigm" to describe the phenomenon of a stock market making new highs for three years in a row. Yet the clouds that appeared on the horizon late in the year place the burden of proof for 1998 on the "new era" advocates.

PORTFOLIO FOCUS -- STOCKS

   In line with its "balanced" investment goals, the Portfolio makes strategic asset shifts based upon analysis of the relative value of stocks compared to bonds as well as the active management of both the stocks and bonds within the Portfolio. The Portfolio's allocation to stocks was higher than the normal 60% target through late June 1997. At that point in time, equity exposure was reduced to normal due primarily to a significant increase in stock market valuation. As of August 13, 1997, we reduced the Portfolio's equity exposure a second time to approximately 45%, with the resulting allocation tilted toward bonds.

   The Portfolio construction techniques that are utilized ensure broad diversification with exposure to all economic sectors. Stocks are selected based upon favorable earnings profiles in conjunction with attractive price-based characteristics. The largest contribution to the equity performance was provided by security selection within the interest-sensitive and capital spending sectors. The highest absolute return came from the utility, interest-sensitive and consumer-cyclical sectors, with total returns of 39.87%, 37.71%, and 28.68%, respectively.

PORTFOLIO FOCUS -- FIXED INCOME

   The fixed income market had a rough start in 1997, but moved into positive territory as the year progressed. Long-term interest rates peaked in April with the benchmark 30-year bond reaching a yield of 7.17% in response to late-March Fed tightening of the Federal Funds rate, intended to preempt any inflationary threats.

   Low inflation numbers helped to drop the yield on the 30-year bond below 6% in early December. The rally was aided by the "flight to quality" by investors who parked money in U.S. Treasury securities as concerns increased over the Asian crisis. The favorable fundamental U.S. economic data will take a back seat to the growing global problems. We expect the Fed to remain cautious until more data becomes available.

   For the reporting period, the fixed income portion of the Portfolio held a neutral duration relative to its fixed income benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index. The fixed income portion of the Portfolio benefited from being invested 100% in U.S. Treasury securities. U.S. Treasury bonds and notes outperformed corporate and mortgage-backed securities during the second half of 1997.

   We appreciate your investment in this Portfolio and will continue our best efforts to attempt to bring you rewarding returns from a balance of stocks and bonds.
                                    Sincerely,

                  /s/ Ronald P. Gala                 /s/ Laurie A. Carroll

                  Ronald P. Gala                     Laurie A. Carroll
                                  Portfolio Managers

January 19, 1998
New York, N.Y.

 * Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.

Dreyfus Variable Investment Fund, Balanced Portfolio           December 31, 1997
--------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE
   STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE
                         BOND INDEX AND A HYBRID INDEX

Dollars

$12,255
Standard & Poor's 500
Composite Stock
Price Index*

$11,848
Dreyfus Variable
Investment Fund,
Balanced Portfolio

$11,622
Hybrid Index***

$10,674
Lehman Brothers
Intermediate Government/Corporate
Bond Index**

  * Source: Lipper Analytical Services, Inc.
 ** Source: Lehman Brothers
*** Source: Lipper Analytical Services, Inc., and Lehman Brothers

Actual Aggregate Total Return
--------------------------------------------------------------------------------

                       From Inception (5/1/97)
                        to December 31, 1997
                       -----------------------
                               18.48%

------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Balanced Portfolio on 5/1/97 (Inception Date) to a $10,000 investment made on that date in each of the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and a Hybrid Index, which are described below. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The Indices do not take into account charges, fees and other expenses. The Hybrid Index is composed of 60% Standard & Poor's 500 Composite Stock Price Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index. Under normal circumstances, the Portfolio's total assets are allocated approximately 60% to common stocks and 40% to bonds; however, the Portfolio is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                         December 31, 1997


Common Stocks--46.2%                                                                          Shares               Value
-------------------------------------------------------------------------------           --------------       -------------
         Basic Industries--1.8%  Dow Chemical..................................               1,100             $   111,650
                                 duPont (E.I.) deNemours & Co..................               3,900                 234,244
                                 Fort James....................................               4,000                 153,000
                                 Millennium Chemicals..........................               1,700                  40,056
                                 Morton International..........................               1,900                  65,313
                                 Owens-Illinois.............................(a)               1,600                  60,700
                                 Rohm & Haas...................................                 800                  76,600
                                                                                                                -----------
                                                                                                                    741,563
                                                                                                                -----------

        Capital Spending--10.4%  Adaptec....................................(a)               2,200                  81,675
                                 American Power Conversion..................(a)               1,100                  25,988
                                 Applied Materials..........................(a)               4,400                 132,550
                                 BMC Software...............................(a)               1,200                  78,750
                                 Caterpillar...................................               5,200                 252,525
                                 Cendant....................................(a)               2,162                  74,319
                                 Cisco Systems..............................(a)               6,600                 367,950
                                 Compaq Computer...............................               4,200                 237,038
                                 Computer Associates International.............               5,400                 285,525
                                 Cummins Engine................................                 900                  53,156
                                 Deere & Co....................................               3,000                 174,937
                                 General Dynamics..............................                 900                  77,794
                                 General Electric..............................               3,800                 278,825
                                 HealthCare COMPARE.........................(a)               1,100                  56,237
                                 Ingersoll-Rand................................               3,800                 153,900
                                 Intel.........................................               4,200                 295,050
                                 International Business Machines...............               3,000                 313,688
                                 Lexmark International Group, Cl. A.........(a)               1,700                  64,600
                                 Microsoft..................................(a)               3,000                 387,750
                                 PairGain Technologies......................(a)               2,100                  40,687
                                 Parker-Hannifin...............................               3,600                 165,150
                                 Philips Electronics, N.V......................               1,900                 114,950
                                 Raychem.......................................               1,200                  51,675
                                 Raytheon, Cl. A...............................                 204                  10,063
                                 Republic Industries........................(a)               4,500                 104,906
                                 Sun Microsystems...........................(a)               2,000                  79,750
                                 Tellabs....................................(a)               3,600                 190,350
                                 Thiokol.......................................                 600                  48,750
                                 United Technologies...........................               1,400                 101,937
                                                                                                                -----------
                                                                                                                  4,300,475
                                                                                                                -----------

        Consumer Cyclical--5.5%  American Greetings, Cl. A.....................               1,300                  50,863
                                 Callaway Golf.................................               1,600                  45,700
                                 Chrysler......................................               3,300                 116,119
                                 Dayton Hudson.................................               3,200                 216,000
                                 Federated Department Stores................(a)               4,600                 198,087
                                 Ford Motor....................................               3,600                 175,275
                                 Gannett.......................................                 900                  55,631
                                 Gap...........................................               2,850                 100,997



Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                             December 31, 1997


Common Stocks (continued)                                                                     Shares               Value
-------------------------------------------------------------------------------           --------------       -------------
 Consumer Cyclical (continued)   General Motors................................               3,200             $   194,000
                                 Goodyear Tire & Rubber........................                 500                  31,813
                                 MGM Grand..................................(a)               1,100                  39,669
                                 Magna International, Cl. A....................                 600                  37,687
                                 Miller (Herman)...............................                 800                  43,650
                                 New York Times, Cl. A.........................               2,800                 185,150
                                 Payless ShoeSource.........................(a)                 500                  33,562
                                 Reynolds & Reynolds, Cl. A....................               1,700                  31,344
                                 Safeway....................................(a)               2,400                 151,800
                                 TJX...........................................               4,200                 144,375
                                 Tommy Hilfiger.............................(a)               1,000                  35,125
                                 Tribune.......................................               1,000                  62,250
                                 V.F...........................................               2,000                  91,875
                                 Wal-Mart Stores...............................               5,700                 224,794
                                                                                                                -----------
                                                                                                                  2,265,766
                                                                                                                -----------

         Consumer Staples--5.5%  Anheuser-Busch................................               1,900                  83,600
                                 Avon Products.................................               1,700                 104,338
                                 Campbell Soup.................................               2,000                 116,250
                                 Clorox........................................               1,300                 102,781
                                 Coca-Cola.....................................               3,200                 213,200
                                 Colgate-Palmolive.............................               1,200                  88,200
                                 Dial..........................................               2,200                  45,788
                                 General Mills.................................               2,100                 150,412
                                 Heinz (H.J.)..................................               1,100                  55,894
                                 Interstate Bakeries...........................               1,400                  52,325
                                 Kellogg.......................................               2,200                 109,175
                                 Newell........................................               1,900                  80,750
                                 PepsiCo.......................................               2,000                  72,875
                                 Philip Morris.................................               6,900                 312,656
                                 Procter & Gamble..............................               2,600                 207,512
                                 Quaker Oats...................................               3,100                 163,525
                                 Sara Lee......................................               2,400                 135,150
                                 Unilever, N.V. (New York Shares)..............               2,500                 156,094
                                                                                                                -----------
                                                                                                                  2,250,525
                                                                                                                -----------

                   Energy--4.3%  Atlantic Richfield............................               3,400                 272,425
                                 British Petroleum, A.D.R. ....................               1,000                  79,688
                                 Burlington Resources..........................               1,700                  76,181
                                 Chevron.......................................               3,800                 292,600
                                 Coastal.......................................               1,300                  80,519
                                 Columbia Gas System...........................                 800                  62,850
                                 Diamond Offshore Drilling.....................               1,900                  91,438
                                 Exxon.........................................               3,800                 232,512
                                 Phillips Petroleum............................               2,900                 141,012
                                 Reading & Bates............................(a)               2,200                  92,125
                                 Sun ..........................................                 900                  37,856



Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                           December 31, 1997


Common Stocks (continued)                                                                     Shares               Value
-------------------------------------------------------------------------------           --------------       -------------
            Energy (continued)   Texaco........................................               3,500             $   190,313
                                 USX-Marathon Group............................               3,300                 111,375
                                                                                                                -----------
                                                                                                                  1,760,894
                                                                                                                -----------

              Health Care--5.2%  Abbott Laboratories...........................               4,800                 314,700
                                 Amgen......................................(a)               3,100                 167,788
                                 Becton, Dickinson & Co........................               1,100                  55,000
                                 Biomet........................................               2,000                  51,250
                                 Bristol-Myers Squibb..........................               3,400                 321,725
                                 Dura Pharmaceuticals.......................(a)                 800                  36,700
                                 Health Management Association..............(a)               2,300                  58,075
                                 HEALTHSOUTH................................(a)               5,700                 158,175
                                 Johnson & Johnson.............................               4,500                 296,437
                                 Merck & Co....................................               3,000                 318,750
                                 Schering-Plough...............................               5,400                 335,475
                                 Wellpoint Health Networks..................(a)               1,100                  46,475
                                                                                                                -----------
                                                                                                                  2,160,550
                                                                                                                -----------

       Interest Sensitive--7.8%  Ahmanson (H.F.) & Co..........................               1,000                  66,938
                                 Allstate......................................               2,400                 218,100
                                 Ambac Financial Group.........................               2,400                 110,400
                                 BankAmerica...................................               3,300                 240,900
                                 Bankers Trust New York........................               1,100                 123,681
                                 Bear Stearns .................................               3,500                 166,250
                                 Chase Manhattan...............................               1,800                 197,100
                                 Citicorp......................................               1,500                 189,656
                                 Comerica......................................               1,300                 117,325
                                 Conseco.......................................               2,800                 127,225
                                 EXEL..........................................               3,100                 196,462
                                 Federal National Mortgage Association.........               3,000                 171,187
                                 First Chicago NBD.............................               3,000                 250,500
                                 First of America Bank.........................                 700                  53,988
                                 First Union...................................               3,200                 164,000
                                 Green Tree Financial..........................               2,100                  54,994
                                 MGIC Investment...............................               1,700                 113,050
                                 NationsBank...................................               2,400                 145,950
                                 SLM Holding...................................               1,400                 194,775
                                 SouthTrust....................................                 800                  50,750
                                 SunAmerica....................................               1,000                  42,750
                                 Travelers Group...............................               3,600                 193,950
                                                                                                                -----------
                                                                                                                  3,189,931
                                                                                                                -----------

           Mining & Metals--.4%  Aluminum Company of America...................                 800                  56,300
                                 Phelps Dodge..................................                 700                  43,575
                                 USX-U.S. Steel Group..........................               2,200                  68,750
                                                                                                                -----------
                                                                                                                    168,625
                                                                                                                -----------




Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                             December 31, 1997

Common Stocks (continued)                                                                     Shares               Value
-------------------------------------------------------------------------------           --------------       -------------
            Transportation--.7%  AMR........................................(a)                 300             $    38,550
                                 Burlington Northern Santa Fe..................               1,600                 148,700
                                 Delta Air Lines...............................                 800                  95,200
                                                                                                                -----------
                                                                                                                    282,450
                                                                                                                -----------

                Utilities--4.6%  AT&T..........................................               7,000                 428,750
                                 AirTouch Communications....................(a)               4,700                 195,344
                                 Ameritech.....................................               5,200                 418,600
                                 BellSouth.....................................               4,600                 259,037
                                 Consolidated Edison...........................               3,100                 127,100
                                 DQE...........................................               1,500                  52,687
                                 FPL Group.....................................               1,700                 100,619
                                 LCI International..........................(a)               2,100                  64,575
                                 PacifiCorp....................................               3,500                  95,594
                                 Pinnacle West Capital.........................               2,200                  93,225
                                 Southern......................................               1,800                  46,575
                                                                                                                -----------
                                                                                                                  1,882,106
                                                                                                                -----------
                                 TOTAL COMMON STOCKS
                                    (cost $16,546,007).........................                                 $19,002,885
                                                                                                                ===========

                                                                                           Principal
Bonds & Notes--39.3%                                                                        Amount
-------------------------------------------------------------------------------         ---------------
               U.S.Government:   U.S. Treasury Notes:
                                    5.125%, 12/31/1998.........................         $   900,000             $   896,063
                                    6.25%, 3/31/1999...........................             620,000                 624,553
                                    7%, 4/15/1999..............................             650,000                 660,766
                                    6.375%, 5/15/1999..........................           1,575,000               1,589,766
                                    6%, 6/30/1999..............................             975,000                 980,027
                                    7.875%, 11/15/1999.........................             900,000                 934,734
                                    8.875%, 5/15/2000..........................             600,000                 642,469
                                    6.25%, 8/31/2000...........................             975,000                 988,406
                                    8%, 5/15/2001..............................             700,000                 748,563
                                    6.125%, 12/31/2001.........................           1,125,000               1,140,820
                                    7.5%, 5/15/2002............................           1,000,000               1,067,500
                                    6.25%, 6/30/2002...........................             975,000                 994,500
                                    6.25%, 2/15/2003...........................             700,000                 715,859
                                    5.875%, 2/15/2004..........................             200,000                 201,719
                                    7.25%, 5/15/2004...........................             600,000                 647,437
                                    6.5%, 8/15/2005............................             820,000                 855,747
                                    7%, 7/15/2006..............................           1,350,000               1,457,789
                                    6.5%, 10/15/2006...........................           1,000,000               1,047,500
                                                                                                                -----------
                                 TOTAL BONDS & NOTES
                                    (cost $15,937,778).........................                                 $16,194,218
                                                                                                                ===========



Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                              December 31, 1997

                                                                                             Principal
Short-Term Investments--13.3%                                                                 Amount               Value
-------------------------------------------------------------------------------           --------------       -------------
   Agency Discount Notes--12.8%  Federal Home Loan Banks
                                    5.40%, 1/2/1998............................               $5,270,000        $ 5,269,210
                                                                                                                -----------

       U.S. Treasury Bills--.5%  5.12%, 2/5/1998............................(b)                  200,000            199,022
                                                                                                                -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $5,468,214)..........................                                 $ 5,468,232
                                                                                                                ===========

TOTAL INVESTMENTS (cost $37,951,999)...........................................                    98.8%        $40,665,335
                                                                                                  ======        ===========
CASH AND RECEIVABLES (NET).....................................................                     1.2%        $   479,018
                                                                                                  ======        ===========
NET ASSETS.....................................................................                   100.0%        $41,144,353
                                                                                                  ======        ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open Financial Futures positions.




Statement of Financial Futures                                                    December 31, 1997
--------------------------------------------------------------------------------


                                                                                                     Unrealized
                                                                   Market Value                     Appreciation/
                                                                    Covered by                     (Depreciation)
Financial Futures Purchased                          Contracts       Contracts       Expiration      at 12/31/97
---------------------------                          ---------     ------------      ----------     -------------
   U.S. Treasury--5 Year Notes....................       27          $2,932,875        March '98       $  8,437

Financial Futures Sold
----------------------
   Standard & Poor's 500.........................         4          $ (979,100)       March '98        (10,300)
                                                                                                       --------
                                                                                                       $ (1,863)
                                                                                                       ========






                       See notes to financial statements.



Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                December 31, 1997

                                                                                                 Cost            Value
                                                                                              -----------     -----------
ASSETS:                       Investments in securities--See Statement of Investments         $37,951,999     $40,665,335
                              Cash.............................................                                   309,537
                              Dividends and interest receivable................                                   216,934
                              Receivable for futures variation margin--Note 5(a)                                    6,528
                                                                                                              -----------
                                                                                                               41,198,334
                                                                                                              -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    30,999
                              Accrued expenses.................................                                    22,982
                                                                                                              -----------
                                                                                                                   53,981
                                                                                                              -----------

NET ASSETS.....................................................................                               $41,144,353
                                                                                                              ===========

REPRESENTED BY:               Paid-in capital..................................                               $38,164,546

                              Accumulated undistributed investment income--net.                                     3,933

                              Accumulated net realized gain (loss) on investments                                 264,401

                              Accumulated net unrealized appreciation (depreciation)
                                on investments [including ($1,863) net unrealized
                                (depreciation) on financial futures]--Note 5(b)                                 2,711,473
                                                                                                              -----------
NET ASSETS.....................................................................                               $41,144,353
                                                                                                              ===========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                 2,930,123

NET ASSET VALUE, offering and redemption price per share.......................                                    $14.04
                                                                                                                   ======





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Operations
from May 1, 1997 (commencement of operations) to December 31, 1997


INVESTMENT INCOME

INCOME:                       Interest...................................              $  646,219
                              Cash dividends (net of $1,953 foreign taxes
                                withheld at source)......................                 198,631
                                                                                       ----------
                                   Total Income..........................                                     $  844,850

EXPENSES:                     Investment Advisory fee--Note 4(a).........                 164,386
                              Custodian fees--Note 4(a)..................                  14,570
                              Legal fees.................................                  13,877
                              Registration fees..........................                  11,259
                              Auditing fees..............................                   9,760
                              Prospectus and shareholders' reports.......                   4,204
                              Trustees' fees and expenses--Note 4(b).....                     501
                              Shareholder servicing costs................                     119
                              Miscellaneous..............................                     948
                                                                                       ----------
                                   Total Expenses........................                                        219,624
                                                                                                              ----------


INVESTMENT INCOME--NET...................................................                                        625,226
                                                                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments....              $1,491,037
                              Net realized gain (loss) on financial futures               215,634
                                                                                       ----------
                                   Net Realized Gain (Loss)..............                                      1,706,671
                              Net unrealized appreciation (depreciation) on
                                investments [including ($1,863) net unrealized
                                (depreciation) on financial futures].....                                      2,711,473
                                                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      4,418,144
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $5,043,370
                                                                                                              ==========





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
from May 1, 1997 (commencement of operations) to December 31, 1997


OPERATIONS:
   Investment income--net...............................................................                $   625,226
   Net realized gain (loss) on investments..............................................                  1,706,671
   Net unrealized appreciation (depreciation) on investments............................                  2,711,473
                                                                                                        -----------

      Net Increase (Decrease) in Net Assets Resulting from Operations...................                  5,043,370
                                                                                                        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net...............................................................                   (621,293)
   Net realized gain on investments.....................................................                 (1,442,270)
                                                                                                        -----------

      Total Dividends...................................................................                 (2,063,563)
                                                                                                        -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold........................................................                 36,492,088
   Dividends reinvested.................................................................                  2,063,563
   Cost of shares redeemed..............................................................                   (391,105)
                                                                                                        -----------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions...........                 38,164,546
                                                                                                        -----------

         Total Increase (Decrease) in Net Assets........................................                 41,144,353

NET ASSETS:
   Beginning of Period..................................................................                    --
                                                                                                        -----------
   End of Period........................................................................                $41,144,353
                                                                                                        ===========

Undistributed investment income--net....................................................                $     3,933
                                                                                                        -----------

                                                                                                          Shares
                                                                                                        -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold..........................................................................                  2,810,317
   Shares issued for dividends reinvested...............................................                    146,937
   Shares redeemed......................................................................                    (27,131)
                                                                                                        -----------

      Net Increase (Decrease) in Shares Outstanding.....................................                  2,930,123
                                                                                                        ===========




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from May 1, 1997 (commencement of operations) to December 31, 1997. This information has been derived from the Series' financial statements.


PER SHARE DATA:

   Net asset value, beginning of period..........................................................            $12.50
                                                                                                             ------

   Investment Operations:
   Investment income--net........................................................................               .25
   Net realized and unrealized gain (loss) on investments........................................              2.06
                                                                                                             ------
   Total from Investment Operations..............................................................              2.31
                                                                                                             ------

   Distributions:
   Dividends from investment income--net.........................................................              (.25)
   Dividends from net realized gain on investments...............................................              (.52)
                                                                                                             ------
   Total Distributions...........................................................................              (.77)
                                                                                                             ------
   Net asset value, end of period................................................................            $14.04
                                                                                                             ======

TOTAL INVESTMENT RETURN..........................................................................             18.48%(1)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.......................................................               .67%(1)
   Ratio of net investment income to average net assets..........................................              1.91%(1)
   Portfolio Turnover Rate.......................................................................             45.78%(1)
   Average commission rate paid(2)...............................................................            $.0504
   Net Assets, end of period (000's Omitted).....................................................            $41,144

------------
(1) Not annualized.
(2) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.







                       See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Balanced Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold without a sales charge.

   As of December 31, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 2,109,573 shares of the Series.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Series to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. Dreyfus had undertaken from May 1, 1997 (commencement of operations) through December 31, 1997 to reduce the management fee paid by the Series, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses to the extent that such expenses exceed an annual rate of 1.25% of the value of the Series' average daily net assets. No expense reimbursement was required for the period ended December 31, 1997.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1997 the Series was charged $14,570 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1997, amounted to $44,553,917 and $13,568,306, respectively.

   The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1997, and their related unrealized appreciation/depreciation are set forth in the Statement of Financial Futures.

   (B) At December 31, 1997, accumulated net unrealized appreciation on investments and financial futures was $2,711,473, consisting of $2,897,886 gross unrealized appreciation and $186,413 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Balanced Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statements of operations and changes in net assets and financial highlights for the period from May 1, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Balanced Portfolio at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Balanced Portfolio
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Series hereby designates $.055 per share as a long-term capital gain distribution (of which 100.00% is subject to the 20% maximum Federal tax rate) of the $.6175 per share paid on December 31, 1997.

   Additionally, the Series designates 8.75% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Variable Investment Fund,
Balanced Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                     154AR9712